SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2006
CSX CORPORATION
(Exact name of issuer as specified in charter)

Virginia (State or other jurisdiction of incorporation	1-8022 (Commission File Number)	62-1051971 (I.R.S. Employer Identification Number)
500 Water Street, 15th Floor
Jacksonville, FL

(Address of principal executive offices)
32202

(Zip code)
(904) 359-3200

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Corporate Governance and Management
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On February 8, 2006, the Board of Directors of CSX Corporation (“CSX”) approved an amendment to Article II, Section 2 of CSX’s Bylaws to reduce the number of directors from 11 to 10. The amendment will become effective on May 3, 2006. A copy of the amended bylaws is attached as Exhibit 3.2 hereto.
Section 8 — Other Events
Item 8.01. Other Events.
     On February 8, 2006, the Board of Directors of CSX approved a new policy regarding director elections in the form of an amendment to the CSX Corporate Governance Guidelines (the “Guidelines”). This modification to the Guidelines was implemented as a part of CSX’s continuing efforts to enhance corporate governance procedures. Under the modified Guidelines, in an uncontested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall promptly tender his or her resignation following certification of the shareholder vote. The Governance Committee will evaluate the tender of the resignation, taking the best interests of CSX and its shareholders into account, and will make a recommendation to the Board of Directors. The Board of Directors will then decide whether to accept the resignation within 90 days of the certification of election.
     The Board of Directors also amended the Guidelines to provide that: (i) the Board of Directors’ review and determination of compensation policies for non-management directors will occur at least once every three years, as opposed to once every year; (ii) the Governance Committee will no longer be consulted by the Compensation Committee when the Compensation Committee, in consultation with the Board of Directors, approves goals and objectives for the chief executive officer and evaluates his or her performance; and (iii) each director must inform the Board of Directors in advance in writing if he or she is considering an offer to serve on the board of another company.
     The amended Guidelines became effective immediately upon its adoption by the Board. The Company’s amended Guidelines are available on CSX’s Internet website at www.csx.com under the Investors section. A copy of the amended Guidelines is also available to any shareholder upon written request to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202.
     A copy of the press release announcing amendment of the Guidelines is filed herewith as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.2	Bylaws of CSX Corporation.

99.1	CSX Corporation Press Release, dated February 8, 2006.

SIGNATURES
     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By	/s/ Carolyn T. Sizemore

Carolyn T. Sizemore
Vice President and Controller
Date: February 13, 2006

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